UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 15, 2014

(Date of earliest event reported)

U.S. BANCORP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-6880	41-0255900
(Commission file number)	(IRS Employer Identification No.)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices, including zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2014 Annual Meeting of Shareholders on Tuesday, April 15, 2014, at the Kansas City Marriott Country Club Plaza, Kansas City, Missouri. Richard K. Davis, Chairman, President and Chief Executive Officer, presided. The Company’s shareholders considered four proposals, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) which was filed with the Securities and Exchange Commission on March 4, 2014. The final voting results are reported below.

Proposal I: Election of fourteen directors to serve for a one-year term until the 2015 annual meeting of shareholders.

The Company’s shareholders elected each of the fourteen nominees for director, and the voting results are set forth below:

Name	For	Against	Abstentions	Broker Non-Votes
Douglas M. Baker, Jr.	1,319,554,960	34,910,547	6,214,254	220,468,331
Y. Marc Belton	1,341,437,599	13,079,116	6,163,046	220,468,331
Victoria Buyniski Gluckman	1,329,925,556	24,679,261	6,074,944	220,468,331
Arthur D. Collins, Jr.	1,324,514,824	30,123,880	6,041,057	220,468,331
Richard K. Davis	1,327,271,897	24,831,115	8,576,749	220,468,331
Roland A. Hernandez	1,266,512,799	87,367,661	6,799,301	220,468,331
Doreen Woo Ho	1,338,407,079	16,247,213	6,025,469	220,468,331
Joel W. Johnson	1,325,114,578	29,511,249	6,053,934	220,468,331
Olivia F. Kirtley	1,340,341,857	14,410,590	5,927,314	220,468,331
Jerry W. Levin	1,229,051,751	125,539,519	6,088,491	220,468,331
David B. O’Maley	1,324,942,095	29,639,650	6,098,016	220,468,331
O’dell M. Owens, M.D., MPH	1,321,377,402	32,922,812	6,379,547	220,468,331
Craig D. Schnuck	1,344,299,930	10,266,279	6,113,552	220,468,331
Patrick T. Stokes	1,324,923,501	29,630,957	6,125,303	220,468,331

Proposal II: Ratification of the selection of Ernst & Young LLP as the Company’s independent auditor for the 2014 fiscal year.

The Company’s shareholders ratified the selection of Ernst & Young LLP, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
1,544,985,210	29,199,286	6,963,596	—

Proposal III: Advisory vote to approve the compensation of the Company’s executive officers disclosed in the Proxy Statement.

The Company’s shareholders gave advisory approval of the compensation of the Company’s executive officers as disclosed in the Proxy Statement, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
1,300,593,472	48,147,392	11,938,897	220,468,331

Proposal IV: Shareholder proposal seeking the establishment of a policy requiring that the Chairman of the Board be an independent director.

The Company’s shareholders did not approve the shareholder proposal, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
260,643,006	1,088,290,986	11,745,769	220,468,331

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By:	/s/ James L. Chosy
James L. Chosy Executive Vice President, General Counsel and Corporate Secretary

Date: April 17, 2014